Exhibit 99.1

                     CERTIFICATION PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of MidSouth
Bancorp, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2002 (the "Report"), I, C.R.
Cloutier, Chief Executive Officer of the Company, certify that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



________________________
C.R. Cloutier
Chief Executive Officer
March 28, 2003